SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549



                               FORM 8-K

                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  April 9, 2001




                     BANYAN STRATEGIC REALTY TRUST
        ------------------------------------------------------
        (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                  36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                Identification
 incorporation)                                            Number)




150 South Wacker Drive, Suite 2900, Chicago, IL             60606
(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code (312)553-9800



This document consists of 3 pages.


Exhibit index is located on page 2.











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


ITEM 5.  OTHER INFORMATION

     On April 9, 2001, the Trust issued a Press Release announcing that on this date, it amended its purchase contract with Denholtz Management Corporation dated January 8, 2001. A copy of the second amendment dated April 9, 2001 is attached hereto as Exhibit (10.19) and a copy of press release is attached hereto as Exhibit (99.8) and they are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements.  Not applicable.

     (b)   Pro Forma Financial Information.  Not applicable.

     (c)   Exhibits

           EXHIBIT NUMBER      DESCRIPTION

           Exhibit (10.19)     Second Amendment to Purchase and
                               Sale Agreement and Escrow Agreement
                               dated April 9, 2001.

           Exhibit (99.8)      Press Release dated April 9, 2001












































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


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: April 10, 2001           BANYAN STRATEGIC REALTY TRUST
                               (Registrant)




                               By:     /s/ Joel L. Teglia
                                       ---------------------
                                       Joel L. Teglia
                                       Executive Vice President,
                                       Chief Financial and
                                       Accounting Officer
















































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